UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09205

Advantage Advisers Xanthus Fund, L.L.C.

(Exact name of registrant as specified in charter)

85 Broad Street

New York, NY 10004

(Address of principal executive offices) (Zip code)

Kenneth S. Gerstein, Esq.
Schulte, Roth & Zabel LLP
919 3rd Avenue, 24th Floor
New York, NY 10122

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-667-4225

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Advantage Advisers
Xanthus Fund, L.L.C.

Financial Statements
with Report of Independent
Registered Public Accounting Firm

For the Year Ended December 31, 2013

Advantage Advisers Xanthus Fund, L.L.C.

Financial Statements

For the Year Ended December 31, 2013

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 Fax: +1 212 773 6350 ey.com

Report of Independent Registered Public Accounting Firm

To the Members and Board of Managers of
Advantage Advisers Xanthus Fund, L.L.C.

We have audited the accompanying statement of assets, liabilities and members’ capital of Advantage Advisers Xanthus Fund, L.L.C. (the “Company”), including the schedules of portfolio investments, securities sold, not yet purchased and swap contracts, as of December 31, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Advantage Advisers Xanthus Fund, L.L.C. at December 31, 2013, the results of its operations and cash flows for the year then ended, the changes in its members’ capital for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles

February 28, 2014

A member firm of Ernst & Youing Global Limited

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Assets, Liabilities and Members’ Capital

December 31, 2013
Assets
Investments in securities, at fair value (cost $1,740,639,558)	$2,093,171,781
Cash and cash equivalents (including restricted cash of $150,104,722, Euros of $1,954,227 with a cost of $1,867,267, Hong Kong Dollars of $24,762,814 with a cost of $24,761,126, Japanese Yen of $2,598,975 with a cost of $2,631,684, and Singapore Dollars of $5,911,612 with a cost of $5,944,597)	246,022,856
Due from broker (including British Pounds Sterling of $3,899,951 with a cost of $3,789,121, Japanese Yen of $15,296,724 with a cost of $15,568,800, and Swedish Krona of $7,844 with a cost of $7,498)	35,730,613
Receivable for investment securities sold	113,941,050
Dividends receivable (net of foreign withholding taxes of $24,284)	262,496
Interest receivable	105,747
Other assets	198,058
Total assets	2,489,432,601

Liabilities
Securities sold, not yet purchased, at fair value (proceeds $549,826,660)	568,543,113
Withdrawals payable (see note 3)	127,713,902
Payable for investment securities purchased	81,132,632
Due to broker (including Euros of $55,702 with a cost of $55,694 and Hong Kong Dollars of $443,238 with a cost of $443,175)	34,546,236
Net unrealized loss on swap contracts	4,719,802
Dividends payable on securities sold, not yet purchased	1,202,431
Accounting and investor services fees payable	386,744
Accrued expenses	1,631,108
Total liabilities	819,875,968
Members’ Capital	$1,669,556,633

Members’ Capital
Represented by:
Net capital contributions	$1,340,607,942
Net unrealized gain on investments, foreign currency, and swap transactions	328,948,691
Members’ Capital	$1,669,556,633

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments

			December 31, 2013
Shares			Fair Value
	Investments in Securities – 125.37%
	Common Stock – 125.37%
	United States – 99.24%
	Apparel Manufacturers – 2.43%
564,270	Carter’s, Inc.	(a)	$40,508,943
	Applications Software – 0.93%
170,861	Imperva, Inc.*		8,223,540
130,959	ServiceNow, Inc.*		7,335,013
			15,558,553
	Auction House / Art Dealer – 0.60%
187,240	Sotheby’s		9,961,168
	Commercial Services - Finance – 1.94%
122,880	Alliance Data Systems Corp.*		32,308,838
	Computer Aided Design – 1.54%
616,678	Aspen Technology, Inc.*	(a)	25,777,140
	Computer Data Security – 0.40%
285,219	Qualys, Inc.*		6,591,411
	Computers – 3.81%
113,320	Apple, Inc.	(a)	63,584,985
	Consulting Services – 2.38%
603,225	Verisk Analytics, Inc., Class A*	(a)	39,643,947
	Consumer Products - Miscellaneous – 0.55%
407,492	Tumi Holdings, Inc.*		9,188,945
	E-Commerce / Products – 3.30%
138,201	Amazon.com, Inc.*	(a)	55,113,177
	E-Commerce / Services – 6.55%
4,398,110	Groupon, Inc.*		51,765,755
695,342	TripAdvisor, Inc.*		57,595,178
			109,360,933
	Electronic Components - Semiconductors – 3.24%
359,061	OmniVision Technologies, Inc.*	(a)	6,175,849
1,043,030	Xilinx, Inc.	(a)	47,895,938
			54,071,787
	Electronic Design Automation – 3.08%
725,340	Cadence Design Systems, Inc.*		10,169,267
1,017,622	Synopsys, Inc.*		41,284,924
			51,454,191

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

			December 31, 2013
Shares			Fair Value
	Common Stock – (continued)
	United States – (continued)
	Enterprise Software / Services – 2.10%
106,815	Benefitfocus, Inc.*		$6,167,498
275,320	Guidewire Software, Inc.*		13,509,952
370,178	Informatica Corp.*	(a)	15,362,387
			35,039,837
	Finance - Credit Card – 8.16%
554,220	American Express Co.		50,284,381
48,180	Mastercard, Inc., Class A	(a)	40,252,463
205,390	Visa, Inc., Class A		45,736,245
			136,273,089
	Finance - Other Services – 4.02%
298,120	IntercontinentalExchange Group, Inc.		67,053,150
	Food - Retail – 0.68%
196,260	Whole Foods Market, Inc.		11,349,716
	Internet Application Software – 0.26%
1,146,080	Zynga, Inc., Class A*		4,355,104
	Internet Content - Entertainment – 0.34%
213,820	Pandora Media, Inc.*		5,687,612
	Internet Content - Information / Network – 1.15%
49,491	Linkedin Corp., Class A*	(a)	10,731,133
123,805	Yelp, Inc.*		8,536,355
			19,267,488
	Internet Infrastructure Software – 0.68%
503,689	TIBCO Software, Inc.*		11,322,929
	Internet Security – 0.80%
307,190	FireEye, Inc.*		13,396,556
	Investment Management / Advisory Services – 0.94%
72,360	Affiliated Managers Group, Inc.*		15,693,437
	Medical - Biomedical / Genetics – 8.83%
283,980	Alexion Pharmaceuticals, Inc.*	(a)	37,786,379
374,430	Celgene Corp.*	(a)	63,263,693
616,440	Gilead Sciences, Inc.*	(a)	46,325,466
			147,375,538
	Medical - Drugs – 0.49%
330,320	ACADIA Pharmaceuticals, Inc.*		8,254,697
	Medical - Outpatient / Home Medical – 3.26%
1,481,723	Premier, Inc., Class A*		54,468,137

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

			December 31, 2013
Shares			Fair Value
	Common Stock – (continued)
	United States – (continued)
	Medical - Wholesale Drug Distribution – 3.00%
712,600	AmerisourceBergen Corp.	(a)	$50,102,906
	Multimedia – 2.98%
1,436,390	Twenty-First Century Fox, Inc., Class B	(a)	49,699,094
	Office Automation & Equipment – 1.10%
789,380	Pitney Bowes, Inc.		18,392,554
	Private Equity – 0.25%
51,206	Apollo Global Management LLC - Class A		1,618,622
81,420	The Blackstone Group LP		2,564,730
			4,183,352
	Publishing - Newspapers – 2.58%
2,416,195	News Corp., Class B*	(a)	43,080,757
	Resorts / Theme Parks – 0.68%
309,140	Six Flags Entertainment Corp.		11,382,535
	Retail - Apparel / Shoes – 0.91%
411,430	Urban Outfitters, Inc.*		15,264,053
	Retail - Consumer Electronics – 1.08%
453,920	Best Buy Co., Inc.		18,102,330
	Retail - Discount – 4.15%
387,570	Costco Wholesale Corp.	(a)	46,124,706
411,112	Dollar Tree, Inc.*	(a)	23,194,939
			69,319,645
	Retail - Home Furnishings – 0.74%
184,220	Restoration Hardware Holdings, Inc.*		12,398,006
	Retail - Major Department Store – 1.19%
322,610	Nordstrom, Inc.		19,937,298
	Retail - Miscellaneous / Diversified – 1.32%
471,275	The Container Store Group, Inc.*		21,966,128
	Retail - Restaurants – 2.92%
508,890	Dunkin’ Brands Group, Inc.		24,528,498
297,172	Potbelly Corp.*		7,215,336
217,180	Starbucks Corp.	(a)	17,024,740
			48,768,574
	Retail - Sporting Goods – 1.69%
422,693	Cabela’s, Inc.*	(a)	28,176,715

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

			December 31, 2013
Shares			Fair Value
	Common Stock – (continued)
	United States – (continued)
	Semiconductor Equipment – 4.56%
2,754,930	Applied Materials, Inc.	(a)	$48,734,712
1,556,110	Teradyne, Inc.*	(a)	27,418,658
			76,153,370
	Television – 3.85%
1,007,780	CBS Corp.- Class B – Non Voting	(a)	64,235,897
	Therapeutics – 1.45%
343,710	BioMarin Pharmaceutical, Inc.*		24,152,502
	Web Portals / ISP – 2.33%
960,970	Yahoo!, Inc.*		38,861,627
	Total United States (Cost $1,398,318,982)		$1,656,838,651

	China – 7.78%
	E-Commerce / Services – 2.10%
707,500	Ctrip.com International, Ltd. - Sponsored ADR*		35,106,150
	Gas - Distribution – 0.94%
2,119,000	ENN Energy Holdings, Ltd.		15,673,034
	Internet Content - Entertainment – 0.24%
133,750	Youku Tudou, Inc. - Sponsored ADR*		4,052,625
	Retail - Regional Department Stores – 0.31%
3,962,303	Golden Eagle Retail Group, Ltd.		5,232,827
	Web Portals / ISP – 4.19%
392,967	Baidu, Inc. - Sponsored ADR*	(a)	69,900,970
	Total China (Cost $114,949,935)		$129,965,606

	Hong Kong – 5.79%
	Alternative Waste Technology – 2.61%
32,469,633	China Everbright International, Ltd.		43,467,377
	Casino Hotels – 3.18%
5,922,000	Galaxy Entertainment Group, Ltd.*		53,119,531
	Total Hong Kong (Cost $38,837,143)		$96,586,908

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (continued)

		December 31, 2013
Shares		Fair Value
	Common Stock – (continued)
	Japan – 12.11%
	Audio / Video Products – 0.70%
675,300	Sony Corp. - Sponsored ADR	$11,675,937
	Commercial Banks - Non U.S. – 0.83%
2,631,403	Sumitomo Mitsui Trust Holdings, Inc.	13,869,483
	E-Commerce / Products – 2.98%
3,342,467	Rakuten, Inc.	49,735,561
	Electronic Components - Miscellaneous – 0.97%
1,424,400	Alps Electric Co., Ltd.*	16,194,331
	Finance - Leasing Company – 1.88%
1,784,650	ORIX Corp.	31,360,509
	Finance - Other Services – 2.42%
1,423,302	Japan Exchange Group, Inc.	40,474,931
	Resorts / Theme Parks – 0.45%
51,588	Oriental Land Co., Ltd.	7,445,561
	Retail - Apparel / Shoes – 0.44%
197,316	United Arrows, Ltd.	7,396,422
	Retail - Discount – 0.46%
125,578	Don Quijote Holdings Co., Ltd.	7,610,552
	Retail - Vision Service Center – 0.44%
174,950	Jin Co., Ltd.	7,406,911
	Transport - Truck – 0.54%
446,084	Yamato Holdings Co., Ltd.	9,022,836
	Total Japan (Cost $180,975,113)	$202,193,034

	Switzerland – 0.45%
	Diversified Manufacturing Operations – 0.45%
97,690	Pentair, Ltd. - Registered	7,587,582
	Total Switzerland (Cost $7,558,385)	$7,587,582
	Total Common Stock (Cost $1,740,639,558)	$2,093,171,781
	Total Investments in Securities (Cost $1,740,639,558) – 125.37%	$2,093,171,781
	Other Liabilities in Excess of Assets – (25.37%)	(423,615,148)
	Net Assets – 100.00%	$1,669,556,633
(a)	Partially or wholly held in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
*	Non-income producing security.
**	Includes $210,795,228 invested in a BNY Mellon Money Market Account, which is 12.63% of Members’ capital and foreign currency with a U.S. Dollar value $35,227,628 held in BNY Mellon Money Market Accounts, which are 2.11% of Members’ capital.
ADR	American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Portfolio Investments (concluded)

December 31, 2013 Percentage of Members’ Capital
Investments in Securities – By Industry	(%)
Alternative Waste Technology	2.61
Apparel Manufacturers	2.43
Applications Software	0.93
Auction House / Art Dealer	0.60
Audio / Video Products	0.70
Casino Hotels	3.18
Commercial Banks - Non U.S.	0.83
Commercial Services - Finance	1.94
Computer Aided Design	1.54
Computer Data Security	0.40
Computers	3.81
Consulting Services	2.38
Consumer Products - Miscellaneous	0.55
Diversified Manufacturing Operations	0.45
E-Commerce / Products	6.28
E-Commerce / Services	8.65
Electronic Components - Miscellaneous	0.97
Electronic Components - Semiconductors	3.24
Electronic Design Automation	3.08
Enterprise Software / Services	2.10
Finance - Credit Card	8.16
Finance - Leasing Company	1.88
Finance - Other Services	6.44
Food - Retail	0.68
Gas - Distribution	0.94
Internet Application Software	0.26
Internet Content - Entertainment	0.58
Internet Content - Information / Network	1.15
Internet Infrastructure Software	0.68
Internet Security	0.80
Investment Management / Advisory Services	0.94
Medical - Biomedical / Genetics	8.83
Medical - Drugs	0.49
Medical - Outpatient / Home Medical	3.26
Medical - Wholesale Drug Distribution	3.00
Multimedia	2.98
Office Automation & Equipment	1.10
Private Equity	0.25
Publishing - Newspapers	2.58
Resorts / Theme Parks	1.13
Retail - Apparel / Shoes	1.35
Retail - Consumer Electronics	1.08
Retail - Discount	4.61
Retail - Home Furnishings	0.74
Retail - Major Department Store	1.19
Retail - Miscellaneous / Diversified	1.32
Retail - Regional Department Stores	0.31
Retail - Restaurants	2.92
Retail - Sporting Goods	1.69
Retail - Vision Service Center	0.44
Semiconductor Equipment	4.56
Television	3.85
Therapeutics	1.45
Transport - Truck	0.54
Web Portals / ISP	6.52
Total Investments in Securities	125.37%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased

		December 31, 2013
Shares		Fair Value
	Securities Sold, Not Yet Purchased – 34.05%
	Common Stock – 34.05%
	United States – 21.66%
	Building - Mobile Home / Manufactured Housing – 0.21%
63,591	Thor Industries, Inc.	$3,512,131
	Commercial Services – 0.66%
334,180	Weight Watchers International, Inc.	11,004,547
	Commercial Services - Finance – 0.71%
687,850	The Western Union Co.	11,865,413
	Communications Software – 0.48%
214,210	SolarWinds, Inc.	8,103,564
	Computer Services – 1.79%
159,060	International Business Machines Corp.	29,834,884
	Cruise Lines – 1.27%
529,530	Carnival Corp.	21,271,220
	Electric - Integrated – 2.48%
423,860	PG&E Corp.	17,073,081
147,490	Pinnacle West Capital Corp.	7,805,171
514,840	Public Service Enterprise Group, Inc.	16,495,473
		41,373,725
	Electronic Components - Semiconductors – 2.66%
357,270	Cree, Inc.	22,354,384
851,800	Intel Corp.	22,112,728
		44,467,112
	Food - Miscellaneous / Diversified – 0.44%
148,000	General Mills, Inc.	7,386,680
	Human Resources – 0.11%
257,280	Monster Worldwide, Inc.	1,834,406
	Internet Content - Information / Network – 0.18%
405,910	Dice Holdings, Inc.	2,942,848
	Medical - Biomedical / Genetics – 0.94%
137,280	Amgen, Inc.	15,671,885
	Recreational Centers – 0.90%
319,370	Life Time Fitness, Inc.	15,010,390
	Registered Investment Company – 2.29%
296,280	iShares US Real Estate ETF	18,692,305
512,950	Utilities Select Sector SPDR Fund	19,476,712
		38,169,017

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2013
Shares		Fair Value
	Common Stock – (continued)
	United States – (continued)
	REITS - Diversified – 0.87%
172,620	Digital Reality Trust, Inc.	$8,479,094
68,320	Vornado Realty Trust	6,066,133
		14,545,227
	REITS - Office Property – 0.93%
435,390	Mack-Cali Realty Corp.	9,352,177
373,140	Piedmont Office Realty Trust, Inc., Class A	6,164,273
		15,516,450
	Rental Auto / Equipment – 1.26%
271,990	Aaron’s, Inc.	7,996,506
392,330	Rent-A-Center, Inc.	13,080,282
		21,076,788
	Retail - Apparel / Shoes – 0.44%
140,780	The Buckle, Inc.	7,399,397
	Security Services – 1.45%
597,680	The ADT Corp.	24,188,110
	Telecommunication Equipment Fiber Optics – 1.23%
1,151,550	Corning, Inc.	20,520,621
	Web Hosting / Design – 0.36%
153,460	Rackspace Hosting, Inc.	6,004,890
	Total United States (Proceeds $344,402,026)	$361,699,305

	China – 2.23%
	Computers – 0.91%
12,456,000	Lenovo Group, Ltd.	$15,148,827
	Electric - Generation – 0.40%
2,796,482	Datang International Power Generation Co., Ltd., Class H	1,291,171
6,008,000	Huaneng Power International, Inc., Class H	5,431,711
		6,722,882
	Electronic Components - Miscellaneous – 0.63%
2,143,030	AAC Technologies Holdings, Inc.	10,405,955
	Metal - Aluminum – 0.11%
214,600	Aluminum Corp of China, Ltd. - Sponsored ADR	1,867,020

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2013
Shares		Fair Value
	Common Stock – (continued)
	China – (continued)
	Metal Processors & Fabrication – 0.18%
9,732,000	China Zhongwang Holdings, Ltd.	$3,012,326
	Total China (Proceeds $35,184,373)	$37,157,010

	Germany – 0.45%
	Enterprise Software / Services – 0.45%
85,800	SAP AG - Sponsored ADR	7,476,612
	Total Germany (Proceeds $6,453,096)	$7,476,612

	Hong Kong – 2.43%
	Audio / Video Products – 0.15%
4,381,993	Skyworth Digital Holdings, Ltd.	2,413,172
	Distribution / Wholesale – 1.08%
13,959,000	Li & Fung, Ltd.	18,002,922
	Electric - Integrated – 0.83%
1,761,500	CLP Holdings, Ltd.	13,926,174
	Retail - Miscellaneous / Diversified – 0.37%
1,866,000	China Resources Enterprise, Ltd.	6,196,944
	Total Hong Kong (Proceeds $44,230,537)	$40,539,212

	India – 0.94%
	Computer Services – 0.94%
276,900	Infosys, Ltd. - Sponsored ADR	15,672,540
	Total India (Proceeds $13,071,529)	$15,672,540

	Japan – 3.95%
	Audio / Video Products – 0.42%
610,712	Panasonic Corp.	$7,111,824
	Auto - Cars / Light Trucks – 0.33%
652,100	Nissan Motor Co., Ltd.	5,484,406
	Chemicals - Diversified – 1.06%
583,841	Kuraray Co., Ltd.	6,959,993
2,747,000	Sumitomo Chemical Co., Ltd.	10,767,603
		17,727,596

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (continued)

		December 31, 2013
Shares		Fair Value
	Common Stock – (continued)
	Japan – (continued)
	Office Automation & Equipment – 1.82%
959,300	Canon, Inc.	$30,392,178
	Printing - Commercial – 0.32%
499,600	Dai Nippon Printing Co., Ltd.	5,304,565
	Total Japan (Proceeds $62,990,095)	$66,020,569

	South Korea – 0.49%
	Electronic Components - Miscellaneous – 0.49%
668,359	LG Display Co., Ltd. - Sponsored ADR	8,113,878
	Total South Korea (Proceeds $8,671,189)	$8,113,878

	Switzerland – 0.81%
	Computers - Peripheral Equipment – 0.81%
990,052	Logitech International SA	13,553,812
	Total Switzerland (Proceeds $13,954,575)	$13,553,812

	Taiwan – 1.09%
	Electronic Components - Miscellaneous – 0.27%
1,459,100	AU Optronics Corp. - Sponsored ADR	4,552,392
	Semiconductor Components - Integrated Circuits – 0.82%
1,032,137	Siliconware Precision Industries Co., - Sponsored ADR	6,172,179
3,718,433	United Microelectronics Corp. - Sponsored ADR	7,585,604
		13,757,783
	Total Taiwan (Proceeds $20,869,240)	$18,310,175
	Total Common Stock (Proceeds $549,826,660)	$568,543,113
	Total Securities Sold, Not Yet Purchased (Proceeds $549,826,660)	$568,543,113

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Securities Sold, Not Yet Purchased (concluded)

Securities Sold, Not Yet Purchased	December 31, 2013 Percentage of Members’ Capital
– By Industry	(%)
Audio / Video Products	0.57
Auto - Cars / Light Trucks	0.33
Building - Mobile Home / Manufactured Housing	0.21
Chemicals - Diversified	1.06
Commercial Services	0.66
Commercial Services - Finance	0.71
Communications Software	0.48
Computer Services	2.73
Computers	0.91
Computers - Peripheral Equipment	0.81
Cruise Lines	1.27
Distribution / Wholesale	1.08
Electric - Generation	0.40
Electric - Integrated	3.31
Electronic Components - Miscellaneous	1.39
Electronic Components - Semiconductors	2.66
Enterprise Software / Services	0.45
Food - Miscellaneous / Diversified	0.44
Human Resources	0.11
Internet Content - Information / Network	0.18
Medical - Biomedical / Genetics	0.94
Metal - Aluminum	0.11
Metal Processors & Fabrication	0.18
Office Automation & Equipment	1.82
Printing - Commercial	0.32
Recreational Centers	0.90
Registered Investment Company	2.29
REITS - Diversified	0.87
REITS - Office Property	0.93
Rental Auto / Equipment	1.26
Retail - Apparel / Shoes	0.44
Retail - Miscellaneous / Diversified	0.37
Security Services	1.45
Semiconductor Components - Integrated Circuits	0.82
Telecommunication Equipment Fiber Optics	1.23
Web Hosting / Design	0.36
Total Securities Sold, Not Yet Purchased	34.05%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (0.28%)
	Total Return Swap Contracts - Long – 0.10%
	United States – 0.07%
	Semiconductor Components - Integrated Circuits – 0.06%
$94,555,387	6/2/2014	QUALCOMM, Inc.	$982,497
		Agreement with Morgan Stanley, dated 05/27/2011 to receive the total return of the shares of QUALCOMM, Inc. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.
	Web Portals / ISP – 0.01%
62,443,665	6/2/2014	Google, Inc., Class A	175,516
		Agreement with Morgan Stanley, dated 07/08/2011 to receive the total return of the shares of Google, Inc., Class A in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.45%.
	Total United States		$1,158,013

	Brazil – (0.00%)
	Retail - Drug Store – (0.00%)
2,085,561	5/28/2015	Raia Drogasil S.A.	(3,456)
		Agreement with Morgan Stanley, dated 5/22/2013 to receive the total return of the shares of Raia Drogasil S.A. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.
	Total Brazil		$(3,456)

	Japan – 0.01%
	Television – 0.01%
9,501,061	12/22/2014	Nippon Television Holdings	174,558
		Agreement with Morgan Stanley, dated 06/10/2013 to receive the total return of the shares of Nippon Television Holdings in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.60%.
	Total Japan		$174,558

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Long – (continued)
	South Korea – (0.04%)
	Electronic Components - Semiconductors – (0.06%)
$4,681,592	3/31/2014	Samsung Electronics Co., Ltd.	$(103,862)
		Agreement with Morgan Stanley, dated 03/26/2010 to receive the total return of the shares of Samsung Electronics Co., Ltd. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.
40,989,848	12/29/2015	Samsung Electronics Co., Ltd.	(909,368)
		Agreement with Morgan Stanley, dated 12/23/2009 to receive the total return of the shares of Samsung Electronics Co., Ltd. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.
			(1,013,230)
	Web Portals / ISP – 0.01%
6,751,403	3/31/2014	NAVER Corp.	118,167
		Agreement with Morgan Stanley, dated 03/26/2010 to receive the total return of the shares of NAVER Corp. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.
	Wireless Equipment – 0.01%
13,450,725	12/29/2015	Samsung SDI Co., Ltd.	215,432
		Agreement with Morgan Stanley, dated 07/18/2013 to receive the total return of the shares of Samsung SDI Co., Ltd. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.90%.
	Total South Korea		$(679,631)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Long – (continued)
	Taiwan – 0.01%
	Retail - Restaurants – 0.01%
$11,236,997	1/23/2015	Gourmet Master Co., Ltd.	$160,914
		Agreement with Morgan Stanley, dated 11/22/2010 to receive the total return of the shares of Gourmet Master Co., Ltd. in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 1.25%.
	Total Taiwan		$160,914

	United Kingdom – 0.05%
	Hotels & Motels – 0.05%
28,438,324	12/11/2014	Whitbread PLC	763,583
		Agreement with Morgan Stanley, dated 6/21/2013 to receive the total return of the shares of Whitbread PLC in exchange for an amount to be paid monthly equal to the Daily Fed Funds Effective Rate plus 0.65%.
	Total United Kingdom		$763,583
	Total Return Swap Contracts - Long		$1,573,981

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (0.38%)
	Belgium – 0.00%
	Food - Retail – 0.00%
$10,142,343	1/5/2016	Delhaize Group SA	$69,758
		Agreement with Morgan Stanley, dated 12/30/2013 to deliver the total return of the shares of Delhaize Group SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Total Belgium		$69,758

	Japan – (0.07%)
	Audio / Video Products – (0.00%)
8,878,556	12/22/2014	Sharp Corp.	(76,610)
		Agreement with Morgan Stanley, dated 08/03/2012 to deliver the total return of the shares of Sharp Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Building Products - Doors & Windows – (0.02%)
16,934,791	12/22/2014	Asahi Glass Co., Ltd.	(307,861)
		Agreement with Morgan Stanley, dated 07/26/2012 to deliver the total return of the shares of Asahi Glass Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Capacitors – 0.00%
17,179,361	12/22/2014	Taiyo Yuden Co., Ltd.	45,300
		Agreement with Morgan Stanley, dated 05/15/2009 to deliver the total return of the shares of Taiyo Yuden Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.92%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Japan – (continued)
	Chemicals - Diversified – 0.01%
$32,605,437	12/22/2014	Nitto Denko Corp.	$185,594
		Agreement with Morgan Stanley, dated 08/03/2011 to deliver the total return of the shares of Nitto Denko Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Electronic Components - Miscellaneous – (0.03%)
6,815,620	12/22/2014	NEC Corp.	(244,582)
		Agreement with Morgan Stanley, dated 7/30/2012 to deliver the total return of the shares of NEC Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
17,405,900	12/22/2014	Nippon Electric Glass Co., Ltd.	(130,548)
		Agreement with Morgan Stanley, dated 07/19/2011 to deliver the total return of the shares of Nippon Electric Glass Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
8,151,719	12/22/2014	Toshiba Corp.	(179,194)
		Agreement with Morgan Stanley, dated 08/18/2011 to deliver the total return of the shares of Toshiba Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
			(554,324)
	Electronic Components - Semiconductors – 0.00%
5,235,536	12/22/2014	Nippon Chemi-Con Corp.	30,945
		Agreement with Morgan Stanley, dated 09/16/2010 to deliver the total return of the shares of Nippon Chemi-Con Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Japan – (continued)
	Internet Content - Entertainment – (0.00%)
$5,756,433	12/22/2014	Gree, Inc.	$(33,860)
		Agreement with Morgan Stanley, dated 06/07/2013 to deliver the total return of the shares of Gree, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 10.00%.
	Office Automation & Equipment – (0.01%)
14,776,590	12/22/2014	Ricoh Co., Ltd.	(189,969)
		Agreement with Morgan Stanley, dated 05/24/2012 to deliver the total return of the shares of Ricoh Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Photo Equipment & Supplies – (0.02%)
15,740,582	12/22/2014	Nikon Corp.	(321,437)
		Agreement with Morgan Stanley, dated 10/29/2013 to deliver the total return of the shares of Nikon Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Total Japan		$(1,222,222)

	Netherlands – (0.01%)
	Food - Retail – (0.01%)
8,640,929	1/5/2016	Koninklijke (Royal) KPN NV	(56,501)
		Agreement with Morgan Stanley, dated 12/30/2013 to deliver the total return of the shares of Koninklijke (Royal) KPN NV in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Total Netherlands		$(56,501)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	South Korea – (0.03%)
	Electric Products - Miscellaneous – (0.02%)
$16,724,345	12/29/2015	LG Electronics, Inc.	$(163,885)
		Agreement with Morgan Stanley, dated 11/10/2011 to deliver the total return of the shares of LG Electronics, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.46%.
10,362,593	3/31/2014	LG Innotek Co., Ltd.	(235,566)
		Agreement with Morgan Stanley, dated 11/10/2011 to deliver the total return of the shares of LG Innotek Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.75%.
1,215,171	12/29/2015	LG Innotek Co., Ltd.	(27,623)
		Agreement with Morgan Stanley, dated 05/02/2012 to deliver the total return of the shares of LG Innotek Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.75%.
			(427,074)
	Electronic Components - Miscellaneous – 0.00%
10,064,320	12/29/2015	Samsung Electro - Mechanics Co., Ltd.	72,320
		Agreement with Morgan Stanley, dated 08/06/2010 to deliver the total return of the shares of Samsung Electro - Mechanics Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.41%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	South Korea – (continued)
	Electronic Components - Semiconductors – (0.01%)
$3,825,839	3/31/2014	Hynix Semiconductors, Inc.	$(99,456)
		Agreement with Morgan Stanley, dated 03/26/2010 to deliver the total return of the shares of Hynix Semiconductors, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Total South Korea		$(454,210)

	Spain – 0.01%
	Finance - Investment Banker / Broker – 0.01%
2,591,874	1/5/2016	Bolsas y Mercados Espanoles SA	146,138
		Agreement with Morgan Stanley, dated 12/30/2013 to deliver the total return of the shares of Bolsas y Mercados Espanoles SA in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.00%.
	Total Spain		$146,138

	Taiwan – (0.28%)
	Computers – (0.04%)
17,079,690	1/23/2015	Asustek Computer, Inc.	(226,856)
		Agreement with Morgan Stanley, dated 03/28/2011 to deliver the total return of the shares of Asustek Computer, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.11%.
5,263,413	1/23/2015	Compal Electronics, Inc.	(219,083)
		Agreement with Morgan Stanley, dated 03/29/2011 to deliver the total return of the shares of Compal Electronics, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.25%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Taiwan – (continued)
	Computers – (continued)
$8,109,579	1/23/2015	Quanta Computer, Inc.	$(168,122)
		Agreement with Morgan Stanley, dated 06/18/2009 to deliver the total return of the shares of Quanta Computer, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.62%.
3,660,602	1/23/2015	Wistron Corp.	(35,872)
		Agreement with Morgan Stanley, dated 04/25/2011 to deliver the total return of the shares of Wistron Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.98%.
			(649,933)
	Computers - Peripheral Equipment – (0.04%)
9,786,140	1/23/2015	Innolux Corp.	(621,503)
		Agreement with Morgan Stanley, dated 03/18/2010 to deliver the total return of the shares of Innolux Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.50%.
	Electronic Components - Miscellaneous – (0.08%)
7,449,332	1/23/2015	AU Optronics Corp.	(383,424)
		Agreement with Morgan Stanley, dated 07/26/2012 to deliver the total return of the shares of AU Optronics Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.50%.
16,732,155	1/23/2015	Hon Hai Precision Industry Co., Ltd.	(331,622)
		Agreement with Morgan Stanley, dated 01/08/2013 to deliver the total return of the shares of Hon Hai Precision Industry Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Taiwan – (continued)
	Electronic Components - Miscellaneous – (continued)
$4,836,967	1/23/2015	TPK Holding Co., Ltd.	$(650,238)
		Agreement with Morgan Stanley, dated 09/28/2011 to deliver the total return of the shares of TPK Holding Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 10.00%.
1,522,354	1/23/2015	Wintek Corp.	(83,169)
		Agreement with Morgan Stanley, dated 09/14/2010 to deliver the total return of the shares of Wintek Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 10.69%.
			(1,448,453)
	Electronic Components - Semiconductors – (0.06%)
5,235,731	1/23/2015	Epistar Corp.	(371,478)
		Agreement with Morgan Stanley, dated 02/23/2010 to deliver the total return of the shares of Epistar Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 2.75%.
12,930,404	1/23/2015	MediaTek, Inc.	(588,050)
		Agreement with Morgan Stanley, dated 01/15/2009 to deliver the total return of the shares of MediaTek, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 4.00%.
			(959,528)
	Metal Processors & Fabrication – (0.01%)
7,216,423	1/23/2015	Catcher Technology Co., Ltd.	(136,309)
		Agreement with Morgan Stanley, dated 09/25/2009 to deliver the total return of the shares of Catcher Technology Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Taiwan – (continued)
	Photo Equipment & Supplies – (0.00%)
$4,950,806	1/23/2015	Largan Precision Co., Ltd.	$(82,820)
		Agreement with Morgan Stanley, dated 08/10/2011 to deliver the total return of the shares of Largan Precision Co., Ltd. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 7.00%.
	Semiconductor Components - Integrated Circuits – (0.05%)
8,634,908	1/23/2015	Novatek Microelectronics Corp.	(323,828)
		Agreement with Morgan Stanley, dated 07/19/2013 to deliver the total return of the shares of Novatek Microelectronics Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.85%.
10,013,368	1/23/2015	Powertech Technology, Inc.	(361,542)
		Agreement with Morgan Stanley, dated 11/09/2011 to deliver the total return of the shares of Powertech Technology, Inc. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.50%.
3,215,958	1/23/2015	Realtek Semiconductor Corp.	(116,227)
		Agreement with Morgan Stanley, dated 09/11/2009 to deliver the total return of the shares of Realtek Semiconductor Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 3.36%

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (continued)

Notional Amount	Maturity Date		December 31, 2013 Unrealized Gain/(Loss)
	Swap Contracts – (continued)
	Total Return Swap Contracts - Short – (continued)
	Taiwan – (continued)
	Semiconductor Components - Integrated Circuits – (continued)
$1,448,547	1/23/2015	United Microelectronics Corp.	$(22,430)
		Agreement with Morgan Stanley, dated 08/08/2013 to deliver the total return of the shares of United Microelectronics Corp. in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 1.30%.
			(824,027)
	Total Taiwan		$(4,722,573)
	United Kingdom – (0.00%)
	Food - Retail – (0.00%)
17,984,524	12/11/2014	Tesco PLC	(37,424)
		Agreement with Morgan Stanley, dated 04/17/2013 to deliver the total return of the shares of Tesco PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
11,716,016	12/11/2014	WM Morrison Supermarkets PLC	25,502
		Agreement with Morgan Stanley, dated 12/07/2012 to deliver the total return of the shares of WM Morrison Supermarkets PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
			(11,922)
	Publishing - Periodicals – (0.00%)
2,369,746	12/11/2014	UBM PLC	(42,251)
		Agreement with Morgan Stanley, dated 12/16/2013 to deliver the total return of the shares of UBM PLC in exchange for an amount to be received monthly equal to the Daily Fed Funds Effective Rate less 0.40%.
	Total United Kingdom		$(54,173)
	Total Return Swap Contracts - Short		$(6,293,783)
	Total Swap Contracts		$(4,719,802)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Schedule of Swap Contracts (concluded)

Swap Contracts - By Industry	December 31, 2013 Percentage of Members’ Capital (%)
Audio / Video Products	(0.00)
Building Products - Doors & Windows	(0.02)
Capacitors	0.00
Chemicals - Diversified	0.01
Computers	(0.04)
Computers - Peripheral Equipment	(0.04)
Electric Products - Miscellaneous	(0.02)
Electronic Components - Miscellaneous	(0.11)
Electronic Components - Semiconductors	(0.13)
Finance - Investment Banker / Broker	0.01
Food - Retail	(0.01)
Hotels & Motels	0.05
Internet Content - Entertainment	(0.00)
Metal Processors & Fabrication	(0.01)
Office Automation & Equipment	(0.01)
Photo Equipment & Supplies	(0.02)
Publishing - Periodicals	(0.00)
Retail - Drug Store	(0.00)
Retail - Restaurants	0.01
Semiconductor Components - Integrated Circuits	0.01
Television	0.01
Web Portals / ISP	0.02
Wireless Equipment	0.01
Total Swap Contracts	(0.28%)

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Operations

Year Ended December 31, 2013
Investment income
Dividends (net of withholding taxes of $187,058)	$11,769,694
Interest	952,061
Total investment income	12,721,755
Expenses
Administration fees	20,310,603
Prime broker fees	13,685,057
Dividends on securities sold, not yet purchased	10,081,243
Advisor fees	6,017,956
Accounting and investor services fees	1,086,347
Interest expense	560,324
Custodian fees	383,273
Audit and tax fees	341,201
Insurance expense	232,118
Legal fees	222,711
Board of Managers’ fees and expenses	176,750
Registration expense	100,222
Printing expense	97,575
Miscellaneous	180,104
Total operating expenses	53,475,484
Net investment loss	(40,753,729)
Net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts
Net realized gain from investment in securities *	294,592,634
Net realized gain from swap contracts	64,180,395
Net realized loss from foreign currency transactions	(1,166,193)
Net realized loss from securities sold, not yet purchased	(80,033,025)
Net realized gain from investment activities, foreign currency transactions and swap contracts	277,573,811

Net change in unrealized gain/(loss) from investment activities and foreign currency transactions	208,304,216
Net change in unrealized gain/(loss) from swap contracts	(3,352,416)

Net realized gain and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	482,525,611
Net increase in Members’ Capital resulting from operations	$441,771,882

*	Net of decrease of deferred capital gain country tax accrual on realized gain/(loss) of $250,832.

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statements of Changes in Members’ Capital

	Special Advisory Member	Members	Total
MEMBERS’ CAPITAL, December 31, 2011	$—	$1,132,773,510	$1,132,773,510

From investment activities
Net investment loss	$—	$(44,744,568)	$(44,744,568)
Net realized gain from investment activities, foreign currency transactions and swap contracts	—	91,841,252	91,841,252
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	—	79,021,363	79,021,363
Incentive allocation	24,039,228	(24,039,228)	—
Net increase in Members’ Capital resulting from operations	24,039,228	102,078,819	126,118,047

Members’ Capital transactions
Capital contributions	—	193,232,820	193,232,820
Capital withdrawals	(24,039,228)	(78,181,281)	(102,220,509)
Net increase/(decrease) in Members’ Capital resulting from capital transactions	(24,039,228)	115,051,539	91,012,311
MEMBERS’ CAPITAL, December 31, 2012	$—	$1,349,903,868	$1,349,903,868

From investment activities
Net investment loss	$—	$(40,753,729)	$(40,753,729)
Net realized gain from investment activities, foreign currency transactions and swap contracts	—	277,573,811	277,573,811
Net change in unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts	—	204,951,800	204,951,800
Incentive allocation	87,710,760	(87,710,760)	—
Net increase in Members’ Capital resulting from operations	87,710,760	354,061,122	441,771,882

Members’ Capital transactions
Capital contributions	—	116,203,390	116,203,390
Capital withdrawals	(87,710,760)	(150,611,747)	(238,322,507)
Net decrease in Members’ Capital resulting from capital transactions	(87,710,760)	(34,408,357)	(122,119,117)
MEMBERS’ CAPITAL, December 31, 2013	$—	$1,669,556,633	$1,669,556,633

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Statement of Cash Flows

For the Year Ended December 31, 2013
Cash flows from operating activities
Net increase in Members’ Capital resulting from operations	$441,771,882
Adjustments to reconcile net increase in Members’ Capital resulting from operations to net cash used in operating activities:
Proceeds from sales of investments	2,761,908,968
Purchases of investments	(2,800,554,663)
Proceeds from securities sold short, not yet purchased	1,025,321,555
Cover of securities sold short, not yet purchased	(1,064,759,125)
Net realized gain from investment activities	(215,972,378)
Net change in unrealized gain/(loss) from investment activities	(205,062,480)
Changes in assets and liabilities related to operations:
Decrease in due from broker	58,820,421
Increase in receivable for investment securities sold	(35,110,525)
Increase in dividends receivable	(262,496)
Decrease in interest receivable	139,221
Increase in other assets	(3,626)
Decrease in payable for investment securities purchased	(1,599,495)
Increase in due to broker	31,771,926
Increase in dividends payable on securities sold, not yet purchased	653,985
Increase in accounting and investor services fees	125,911
Decrease in accrued expenses	(388,894)
Decrease in accrued capital gain country tax	(250,832)
Net cash used in operating activities	(3,450,645)

Cash flows from financing activities
Capital contributions	116,203,390
Capital withdrawals	(190,816,220)
Net cash used in financing activities	(74,612,830)

Net change in cash and cash equivalents	(78,063,475)
Cash and cash equivalents at beginning of year	324,086,331
Cash and cash equivalents at end of year	$246,022,856

Supplemental disclosure of cash flow information
Cash paid during the year for interest	$560,832

The accompanying notes are an integral part of these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013

1.	Organization

Advantage Advisers Xanthus Fund, L.L.C. (the “Company”) is organized as a limited liability company under the laws of Delaware in January 1999. The Company is registered under the Investment Company Act of 1940, as amended (the “Act”), as a closed-end, non-diversified management investment company. The Company’s term is perpetual unless the Company is otherwise terminated under the terms of the Limited Liability Company Agreement dated June 5, 2003. The Company’s investment objective is to achieve maximum capital appreciation. The Company pursues its investment objective by investing in a portfolio consisting generally of U.S. and foreign companies that the investment adviser believes are well positioned to benefit from demand for their products or services, particularly companies that can innovate or grow rapidly relative to their peers in their markets. These type of companies are generally considered to be “growth companies.” Companies that derive a major portion of their revenues from technology-related business lines or which are expected to benefit from technological events are an important part of the universe of growth companies. The Company may invest without limitation, however, in other market sectors, if those other sectors present attractive opportunities for capital appreciation. The Company’s portfolio of securities includes long and short positions primarily in equity securities and total return swaps of U.S. and non-U.S. companies. Equity securities include common and preferred stock and other securities having equity characteristics, including convertible debt securities, stock options, warrants and rights.

Responsibility for the overall management and supervision of the operations of the Company is vested in the individuals who serve as the Board of Managers of the Company (the “Board of Managers”). There are six members of the Board of Managers, one of whom is considered an “interested person” of the Company under the Act. The Company’s investment adviser is Advantage Advisers Multi-Manager, L.L.C. (“Multi-Manager”), a subsidiary of Oppenheimer Asset Management Inc. (“OAM”) and an affiliate of Oppenheimer & Co. Inc. (“Oppenheimer”). Multi-Manager is retained to provide administrative services to the Company pursuant to the administrative services agreement. Multi-Manager has also been retained as the Company’s investment adviser pursuant to an investment advisory agreement dated July 1, 2011. OAM is the managing member of Multi-Manager and Alkeon Capital Management L.L.C. (“Alkeon”) is a non-managing member of Multi-Manager; together they make up the Special Advisory Member (“Special Advisory Member”). Alkeon has been retained to manage the Company’s investment portfolio under the supervision of Multi-Manager pursuant to a Sub-Investment Advisory Agreement dated July 1, 2011.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

1.	Organization (continued)

The acceptance of initial and additional contributions from persons who purchase interests in the Company (“Members”) are subject to approval by the Board of Managers. The Company generally accepts initial and additional contributions as of the first day of each month. No Member has the right to require the Company to redeem its interest. The Company may from time to time offer to repurchase interests pursuant to written tenders by Members. Such repurchases will be made at such times and on such terms as may be determined by the Board of Managers, in its complete and exclusive discretion. Multi-Manager expects that generally it will recommend to the Board of Managers that the Company offer to repurchase interests from Members twice each year, effective at the end of the second fiscal quarter and again at the end of the year.

Generally, except as provided under applicable law, a Member shall not be liable for the Company’s debts, obligations and liabilities in any amount in excess of the capital account balance of such Member, plus such Member’s share of undistributed profits and assets.

2.	Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (hereafter referred to as “authoritative guidance”) requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Company’s financial statements are reasonable and prudent; however, actual results could differ from these estimates and such differences could be material.

The following is a summary of the Company’s accounting policies:

a.	Revenue Recognition

Securities transactions are recorded on trade date basis utilizing first-in-first-out (“FIFO”) for determining realized gains and losses associated with investment transactions. Dividends are recorded on the ex-dividend date, net of applicable withholding taxes. Interest income and expense are recorded on the accrual basis. Premiums and discounts on fixed income securities are amortized using the effective interest rate method.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation

The Company’s securities are valued at fair value in accordance with policies adopted by the Board of Managers, which are summarized below.

(i)	Domestic exchange traded securities (other than options and not including those securities traded on NASDAQ) shall be valued as follows:

(1)	at their last composite sale price as reported on the exchanges where those securities are traded; or

(2)	if no sales of those securities are reported on a particular day, the securities are valued based upon their composite bid price for securities held long, or their composite asked price for securities sold, not yet purchased, as reported by those exchanges.

(ii)	Securities traded on NASDAQ shall be fair valued as follows:

(1)	at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00 p.m. (Eastern Time) adjusted up to NASDAQ’s best offer price if the last traded price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); or

(2)	if no NOCP is available at the last sale price on the NASDAQ prior to the calculation of the net asset value of the Company; or

(3)	if no sale is shown on NASDAQ at the bid price; or

(4)	if no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the fair valuation procedures set forth herein.

Securities traded on a foreign securities exchange are valued at their last sale price on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid price (in the case of securities held long) or asked price (in the case of securities sold, not yet purchased) as reported by such exchange.

Listed options are valued at their bid price (or asked price in the case of listed written options) as reported by the exchange with the highest volume on the last day a trade was reported. Other securities for which market quotations are readily available are valued at their bid price (or asked price in the case of securities sold, not yet purchased) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, the fair value of the securities and other assets are determined in good faith by, or under the supervision of, the Board of Managers.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

Securities associated with swaps are valued in accordance with the procedures described above, net of any contractual terms with the counterparty.

Debt securities are valued using valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units or consultation with brokers and dealers in such securities. The Board of Managers will periodically monitor the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of 60 days or less are, absent unusual circumstances, valued at amortized cost, so long as such valuation is determined by the Board of Managers to represent fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time such values or exchange rates are determined and the time that the net asset value of the Company is determined. When such events materially affect the values of securities held by the Company or its liabilities, such securities and liabilities are fair valued as determined in good faith by, or under the supervision of, the Board of Managers. The Company includes that portion of the results of operations resulting from changes in foreign exchange rates on investments in net realized and net change in unrealized gain/ (loss) from investments in securities on the Statement of Operations.

The determination of fair value shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security or other investment; (ii) whether any dealer quotations are available; (iii) possible valuation methodologies that could be used to determine fair value; (iv) the recommendation of Multi-Manager with respect to the valuation; (v) whether the same or similar securities or other investments are held by other accounts or other funds managed by Multi-Manager and the valuation method used by Multi-Manager with respect thereto; (vi) the extent to which the fair value to be determined will result from the use of data or formulae produced by third parties independent of Multi-Manager; and (vii) the liquidity or illiquidity of the market for the security or other investment.

The fair value of the Company’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

b.	Portfolio Valuation (continued)

During the year ended December 31, 2013, the Company followed authoritative guidance for fair value measurement. The authoritative guidance establishes a framework for measuring fair value and a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. The authoritative guidance establishes three levels of inputs in the hierarchy that may be used to measure fair value as follows:

Level 1 — observable market inputs that are unadjusted quoted prices for identical assets or liabilities in active markets.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments).

The Company recognizes transfers into and out of levels indicated above at the end of the reporting period. There were no such transfers during the year ended December 31, 2013.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities.

Additional information on the investments can be found in the Schedule of Portfolio Investments, the Schedule of Securities Sold, Not Yet Purchased and the Schedule of Swap Contracts.

The following is a summary of the inputs used, as of December 31, 2013, in valuing the Company’s investments at fair value.

Valuation Inputs	Investments in Securities	Securities Sold, Not Yet Purchased	Other Financial Instruments
Level 1—Quoted Prices Common Stock	$2,093,171,781	$568,543,113

Level 2—Other Significant Observable Inputs
Total Return Swaps	—	—	(4,719,802)

Level 3—Other Significant Unobservable Inputs	—	—	—
Total	$2,093,171,781	$568,543,113	$(4,719,802)

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

2.	Significant Accounting Policies (continued)

c.	Cash and Cash Equivalents

The Company treats all highly liquid financial instruments that mature within three months at the time of purchase as cash equivalents. Restricted cash of $150,104,722 listed in the Statement of Assets, Liabilities and Members’ Capital represents funds held by The Bank of New York Mellon (the “Custodian”) of which $146,835,386 are held as collateral for swap contracts, as well as, $3,269,336 which is held for payment of holdbacks on full redemptions during 2013. At December 31, 2013, $210,795,228 in cash equivalents was held at the Custodian in a money market account and foreign currency with a U.S. Dollar value of $35,227,628 was held by the Custodian.

As further discussed in Note 6, the Company has additional cash and cash equivalents on deposit with a broker primarily to satisfy margin and short sale requirements at December 31, 2013.

d.	Income Taxes

The Company is treated as a partnership for tax purposes. For federal, state and local income tax purposes, each Member is individually required to report on its own tax return its distributive share of the Company’s taxable income or loss.

In accordance with authoritative guidance, Management has analyzed the Company’s tax position for all open tax years and has concluded that no liability for non-US capital gain tax is required in the Company’s financial statements. The Company recognizes interest and penalties, if any, related to non-US tax expense within the Statement of Operations. However, during the period, the Company did not record any interest or penalties.

3.	Administration Fee, Related Party Transactions and Other

Multi-Manager provides administrative and investor services to the Company at an annual rate of 1.35% and advisory services at an annual rate of 0.40%, both based on the Company’s Members’ Capital.

During the year ended December 31, 2013, Oppenheimer earned $91,874 as brokerage commissions from portfolio transactions executed on behalf of the Company. The brokerage commissions are reflected in the net realized and unrealized gain/(loss) from investment activities, foreign currency transactions and swap contracts on the Statement of Operations within these financial statements.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

3.	Administration Fee, Related Party Transactions and Other (continued)

Net profits or net losses of the Company for each fiscal period are allocated among and credited to or debited against the capital accounts of all Members (but not the Special Advisory Member) as of the last day of each fiscal period in accordance with Members’ respective investment percentages for the fiscal period. In addition, so long as Multi-Manager serves as the investment adviser of the Company, Multi-Manager is entitled to be the Special Advisory Member of the Company. In such capacity, Multi-Manager is entitled to receive an incentive allocation (the “Incentive Allocation”), charged to the capital account of each Member as of the last day of each allocation period, in an amount equal to 20% of the amount by which net profits, if any, exceed the positive balance in the Member’s “Loss Recovery Account” as defined in the Company’s confidential memorandum. The Incentive Allocation is credited to the Special Advisory Account. By the last business day of the month following the date on which an Incentive Allocation is made, the Special Advisory Member may withdraw up to 100% of the Incentive Allocation that was credited to the Special Advisory Account with respect to the allocation period. During the year ended December 31, 2013, an Incentive Allocation of $87,710,760 was credited to the capital account of the Special Advisory Member and was included in withdrawals payable at December 31, 2013, in the Statement of Assets, Liabilities and Members’ Capital.

Each Member of the Board of Managers (each a “Manager”) who is not an “interested person” of the Company, as defined by the Act, receives an annual retainer of $15,000 plus a fee for each meeting attended. The lead independent Manager and the chair of the audit committee receive a supplemental retainer of $7,500 and $3,750 per annum, respectively. Total Board of Manager’s fees and expenses amounted to $176,750 during the year of which $3,000 is payable at December 31, 2013. Managers who are “interested persons” do not receive any annual or other fee from the Company. Managers who are not “interested persons” are reimbursed by the Company for all reasonable out-of-pocket expenses incurred by them in performing their duties.

The Bank of New York Mellon serves as custodian of the Company’s assets and is responsible for maintaining custody of the Company’s cash and securities and for retaining sub-custodians to maintain custody of foreign securities held by the Company.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as accounting and investor services agent to the Company and in that capacity provides certain accounting, recordkeeping and investor related services. The Company pays BNY Mellon a fee for these services based primarily on the average Members’ Capital of the Company as of the last day of each month, payable monthly, subject to a minimum annual fee.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

3.	Administration Fee, Related Party Transactions and Other (continued)

Oppenheimer acts as the non-exclusive placement agent for the Company, without special compensation from the Company, and bears costs associated with its activities as placement agent. However, the placement agent is entitled to charge a sales commission (placement fee) of up to 3% (up to 3.1% of the amount invested) in connection with a purchase of interests, at its discretion. Placement fees, if any, will reduce the amount of a Member’s investment in the Company and will neither constitute an investment made by the investor in the Company nor form part of the assets of the Company. For the year ended December 31, 2013, such sales commissions earned by Oppenheimer amounted to $272,671.

4.	Indemnifications

The Company has entered into several contracts that contain routine indemnification clauses. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote.

5.	Securities Transactions

Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended December 31, 2013, amounted to $2,800,554,663 and $2,761,908,968, respectively. Aggregate purchases and sales of securities sold, not yet purchased, excluding short-term securities, for the year ended December 31, 2013, amounted to $1,064,759,125 and $1,025,321,556, respectively.

At December 31, 2013, the aggregate cost for Federal income tax purposes of portfolio investments and securities sold, not yet purchased was $1,752,467,291 and $538,917,714, respectively.

For Federal income tax purposes, at December 31, 2013, accumulated net unrealized gain on portfolio investments and securities sold, not yet purchased was $311,079,092, consisting of $379,455,332 gross unrealized gain and $68,376,240 gross unrealized loss.

6.	Due from / to Broker

Due from broker primarily represents proceeds from securities sold, not yet purchased, net of excess cash, held at the prime broker as of December 31, 2013, which serves as collateral for securities sold, not yet purchased.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

6.	Due from / to Broker (continued)

The Company has the ability to trade on margin and borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security’s value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The Act requires the Company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Company incurs the indebtedness. The Company pays interest on outstanding margin borrowings at an annualized rate of LIBOR plus 0.875%. The Company pledges securities and cash as collateral for securities sold, not yet purchased and margin borrowings, which are maintained in a segregated account held by the Custodian. As of December 31, 2013, the value of this collateral held at the Custodian was $876,084,232, comprised solely of pledged securities which are included in investments in securities in the Statement of Assets, Liabilities and Members’ Capital. For the year ended December 31, 2013, the average daily amount of the margin borrowings was $30,223,073 and the daily weighted average annualized interest rate was 1.85%. The Company had borrowings outstanding at December 31, 2013, totaling $34,546,236 recorded as due to broker on the Statement of Assets, Liabilities and Members’ Capital.

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk

In the normal course of business, the Company may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include options, swaps and short sales. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments or to make certain payments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members’ Capital.

The Company maintains cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such bank deposits.

Securities sold, not yet purchased represent obligations of the Company to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Company’s ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members’ Capital. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from, the prime broker, Morgan Stanley. Accordingly, the Company has a concentration of individual counterparty credit risk with the prime broker. The Company pledges securities in an account at the Custodian, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political, regulatory and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

The Company has invested approximately 10% of its Members’ Capital in China equity securities (includes both long and short securities). Political, social or economic changes in this market may have a greater impact on the value of the Company’s portfolio due to this concentration.

The Company uses total return swaps to gain long or short investment exposure in lieu of purchasing or selling an equity security directly. A swap is a contract under which two parties agree to make periodic payments to each other based on specified interest rates, an index or the value of some other instrument, applied to a stated, or “notional” amount. Swaps generally can be classified as interest rate swaps, currency swaps, commodity swaps or equity swaps which can also include contracts for difference, depending on the type of index or instrument used to calculate the payments. Such swaps would increase or decrease the Company’s investment exposure to the particular interest rate, currency, commodity or equity involved. Securities associated with swaps are marked-to-market based on the Company’s valuation procedures that are outlined in Section 2b of these notes. The change in value of swaps, including the periodic amounts of interest to be paid or received on swaps, is reported as net change in unrealized gains or losses in the Statement of Operations. Net unrealized gains are reported as an asset and net unrealized losses are reported as a liability on the Statement of Assets, Liabilities and Members’ Capital. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements. The net realized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements.

Swap agreements entered into by the Company require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal to only the net amount to be paid or received under the agreement based on the relative payment obligations of each party to the agreement (the “net amount”).

The Company is subject to the market risk associated with changes in the value of the underlying investment or instrument, as well as exposure to credit risk associated with counterparty non-performance on swap contracts. The risk of loss with respect to swaps is limited to the net amount of payments that the Company is contractually obligated to make. If the other party to a swap defaults, the Company’s risk of loss consists of the net amount of payments that the Company contractually is entitled to receive, which may be different than the amounts recorded on the Statement of Assets, Liabilities and Members’ Capital.

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

The unrealized gain/(loss) amounts presented in the Schedule of Swap Contracts, rather than the notional amount, represents the approximate future cash to be received or paid, (i.e., the fair value) on each swap contract, respectively, as at December 31, 2013. The net change in unrealized gain/(loss) from swap contracts is reflected on the Statement of Operations within these financial statements.

The total return swap agreements contain provisions that require the Company to maintain a predetermined level of Members’ Capital and/or provide limits regarding decline in the Company’s Members’ Capital over one month, three months and twelve month periods. If the Company were to violate such provisions, the counterparty to the total return swap agreements could terminate the agreements and request immediate payment or demand increased collateral for the net obligation owed the counter-party. Further, the agreements state if the authority of Multi-Manager and/or Alkeon are terminated and an acceptable successor(s) is not appointed, this would cause the agreements to be terminated.

As of December 31, 2013, $146,835,386 was posted by the Company as collateral, related to its total return swaps. This amount is included in the cash and cash equivalents on the Statement of Assets, Liabilities and Members’ Capital within these financial statements and is restricted.

The Company may purchase put and call options on securities and use derivative instruments in order to gain exposure to or protect against changes in the markets. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as investment securities. During the year ended December 31, 2013, the Company had no transactions in purchased options.

The Company may also write (sell) put and call options on securities and use derivative instruments in order to gain exposure to or protect against changes in the markets. Option contracts serve as components of the Company’s investment strategies and are utilized to structure investments to enhance the performance of the Company.

When the Company writes an option, the premium received by the Company is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

7.	Financial Instruments with Off-Balance Sheet Risk or Concentrations of Credit Risk (continued)

loss. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company. In writing an option, the Company bears the market risk of an unfavorable change in the price of the security or index underlying the written option. Exercise of a written option by a counterparty could result in the Company selling or buying a security at a price different from the current market value. During the year ended December 31, 2013, the Company did not write any options.

The Company follows authoritative guidance on disclosures about derivative instruments and hedging activities. Authoritative guidance requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. All accounting policies and disclosures have been made in accordance with authoritative guidance and are incorporated for the current period as part of the disclosures within this Note.

The Adviser believes the average notional shown in the table below is the most relevant measure of derivative activity and is indicative of the Company’s volume of derivative activity during the year ended December 31, 2013.

Total return swaps:
Average notional amount	$704,059,862

The following tables identify the gross and net unrealized gain/(loss) on derivative instruments. The net unrealized gain/(loss) for swap contracts are disclosed in the Statement of Assets, Liabilities and Members’ Capital as a liability as of December 31, 2013. The net change in unrealized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements.

	Gross Unrealized Gain	Gross Unrealized Loss	Net Unrealized gain/(loss)
Total return swaps	$3,166,224	$7,886,026	$(4,719,802)
Total	$3,166,224	$7,886,026	$(4,719,802)

The following table identifies the gross and net realized gain/(loss) on derivative instruments. The net realized gain/(loss) on swap contracts is reflected on the Statement of Operations within these financial statements.

	Gross Realized Gain	Gross Realized Loss	Net Realized gain/(loss)
Total return swaps	$327,959,899	$263,779,504	$64,180,395
Total	$327,959,899	$263,779,504	$64,180,395

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (continued)

8.	Balance Sheet Offsetting

In the normal course of business the Company has entered into swap contracts governed by an agreement with the prime broker. The agreement allows the Company and the counterparty to make net payments in respect of all transactions in the same currency, settling on the same date. The Company posts cash as collateral with the Custodian to secure the Company’s obligations to the counterparty. Such cash is held by the Custodian in a segregated account and its use is restricted.

In the event that the Company fails to post said collateral, fails to comply with any restrictions or provisions of the agreement, fails to comply with or perform any agreement or obligation, then the counterparty has the right to set-off any amounts payable by the Company with respect to any obligations against any posted collateral or the cash equivalent of any posted collateral. Further, the counterparty has the right to liquidate, sell, pledge, re-hypothecate, or dispose such posted collateral to satisfy any outstanding obligations.

The table below presents the swap contracts that are set-off, if any, as well as collateral delivered, related to those swap contracts.

Offsetting of Financial Assets and Derivative Assets

		Gross Amounts Offset in the Statement of	Net Amounts of Assets Presented in the Statement	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital
	Gross Amount of Recognized Assets	Assets, Liabilities and Members’ Capital	of Assets, Liabilities and Members’ Capital	Financial Instruments	Cash Collateral Received	Net Amount
Total return
swaps	$3,166,224	$(3,166,224)	$—	$—	$—	$—
Total	$3,166,224	$(3,166,224)	$—	$—	$—	$—

Offsetting of Financial Liabilities and Derivative Liabilities

		Gross Amounts Offset in the Statement of	Net Amounts of Liabilities Presented in the Statement	Gross Amounts Not Offset in the Statement of Assets, Liabilities and Members’ Capital
	Gross Amount of Recognized Liabilities	Assets, Liabilities and Members’ Capital	of Assets, Liabilities and Members’ Capital	Financial Instruments	Cash Collateral Pledged	Net Amount
Total return
swaps	$7,886,026	$(3,166,224)	$(4,719,802)	$—	$146,835,386	$—
Total	$7,886,026	$(3,166,224)	$(4,719,802)	$—	$146,835,386	$—

Advantage Advisers Xanthus Fund, L.L.C.

Notes to Financial Statements – December 31, 2013 (concluded)

9.	Financial Highlights

The following represents the ratios to average Members’ Capital and other supplemental information for each period indicated:

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009
Members’ Capital, end of period (000s)	$1,669,557	$1,349,904	$1,132,774	$1,059,196	$891,416
Ratio of net investment loss to average Members’ Capital**	(2.65%)	(3.22%)	(3.10%)	(2.60%)	(2.03%)
Ratio of expenses to average Members’ Capital**	3.47%	4.49%	4.08%	3.62%	3.09%
Ratio of incentive allocation to average Members’ Capital	5.69%	1.73%	0.13%	1.94%	2.51%
Portfolio turnover	158%	126%	94%	197%	293%
Total return - gross*	33.00%	11.23%	0.18%	9.43%	31.80%
Total return - net*	26.40%	8.98%	0.14%	7.55%	25.44%
Ratio of average borrowings to average Members’ Capital	1.99%	0.21%	0.17%	0.28%	1.01%

*	Total return assumes a purchase of an interest in the Company on the first day and a sale of the interest on the last day of the period noted, gross/net of incentive allocation to the Special Advisory Member, if any. The figures do not include any applicable sales charges imposed by the placement agent.

**	Ratios do not reflect the effects of incentive allocation to the Special Advisory Member, if any.

An individual Member’s ratios and returns may vary from the above based on the timing of capital transactions.

10.	Subsequent Events

Management has evaluated the impact of subsequent events on the Company through the date the financial statements were issued. Management has determined that there are no material events that would require additional disclosure in the Company’s financial statements except as disclosed below.

The Company received initial and additional contributions from Members of $32,448,969.

Advantage Advisers Xanthus Fund, L.L.C.

Supplemental Information (Unaudited)

I.	Proxy Voting

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the Securities and Exchange Commission’s (“SEC”’s) website at http://www.sec.gov.

Information regarding how the Company voted proxies relating to portfolio securities during the period from June 30, 2010 through June 30, 2013 is available, without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at 212-667-4225 and at the SEC’s website at http://www.sec.gov.

II.	Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited)

Information pertaining to the Managers is set forth below. Additional Information about the Company is available without charge, upon request, by calling Oppenheimer Asset Management Inc. collect at (212) 667-4225.

Independent Managers
Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Luis Rubio, 58 Manager	Indefinite; Since May 2003	President of Centro de Investigacion Para el Desarrollo, A.C. (Center of Research Development) (2000 to present) and Director of same 1984 – 2000); Adjunct Fellow of the Center for Strategic and International Studies; Director of The Asia Tigers Fund, Inc. and The India Fund, Inc.; and Director of Empresa Ica SA de CV, a Mexican construction company (since 2006).	1

Janet L. Schinderman, 62 Manager	Indefinite; Since May 2003	Education consultant specializing in international relations, board management and initiating special projects; Associate Dean for Special Projects and Secretary to the Board of Overseers at Columbia Business School from 1990 until June 2006; and Independent director for two registered investment companies advised by The Central Park Group.	1

Lawrence Becker, 58 Manager	Indefinite; Since October 2003	Private investor in real estate investment management concerns. From February 2000 through June 2003, he was V.P.—Controller/Treasurer for National Financial Partners, which specializes in financial services distribution. Prior to that, Mr. Becker was a Managing Director—Controller/Treasurer of Oppenheimer Capital and its Quest for Value Funds. (Oppenheimer Capital is not affiliated with Oppenheimer Asset Management Inc.). Mr. Becker is a licensed CPA. He serves as the Director of the Asia Tigers Fund, Inc. and The India Fund Inc.	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (continued)

Independent Managers (continued)

Name, Age, Address(1) and Position(s) with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years Other Directorships Held by Managers	Number of Portfolios in Fund Complex Overseen by Managers
Jesse H. Ausubel, 62 Manager	Indefinite; Since May 1999	Director, Program for the Human Environment and Senior Research Associate, The Rockefeller University (1993 to present); Director, Richard Lounshery Foundation (1998 to present); Program Director, Alfred P. Sloan Foundation (1994 to present); Adjunct Scientist, Woods Hole Oceanographic Institution (1990 to present).	1

James E. Buck, 77 Manager	Indefinite; since April 2003	Retired in 2002 as Senior Vice President and Corporate Secretary of the New York Stock Exchange, Inc. (the “Exchange”) and the subsidiaries of the Exchange, including the NYSE Foundation.	1

Interested Manager

Bryan McKigney,* 55 President, CEO, and Manager	Indefinite; Manager since December 1, 2004; President and CEO since September 23, 2004	Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993).	1

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (continued)

Company Officers

In accordance with the Limited Liability Company Agreement, the Board has selected the following persons to serve as officers of the Company:

Name, Age, Address(1) and Position(s) with the Company(2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Vineet Bhalla, 53 Chief Financial Officer	One year; Since July 27, 2005	Mr. Bhalla has been a Senior Director at Oppenheimer Asset Management since May 2005. From July 2002 to May 2005, he was an Assistant Vice President at Zurich Capital Markets Inc., a Director of the Client Service Group at GlobeOp Financial Services, and a Senior Consultant at Capital Markets Company. Prior to that, he was a Vice President at Blackrock Financial Management since June 1999. Mr. Bhalla is a Certified Public Accountant. He graduated with an MBA from Saint Mary’s University, Halifax, Canada in 1986.

Stephen C. Beach, 60 Chief Compliance Officer	One year; Since March 18, 2005	Since February 2005, Mr. Beach has been the Chief Compliance Officer for Oppenheimer Asset Management. Prior to that, he had his own law firm with a focus on mutual funds, investment advisers and general securities law, beginning in 2001. Mr. Beach obtained an L.L.M. in Taxation at Temple University School of Law during the period 1999 – 2001.

Deborah Kaback, 62 Chief Legal Officer	One year; Since July 23, 2003	Ms. Kaback has been a Managing Director at Oppenheimer Asset Management since June 2003. She was Executive Director of CIBC World Markets Corp. from July 2001 through June 2003. Prior to that, she was Vice-President and Senior Counsel of Oppenheimer Funds, Inc. from November 1999 through July 2001. Prior to that, she was Senior Vice President and Deputy General Counsel at Oppenheimer Capital from April 1989 through November 1999.

Advantage Advisers Xanthus Fund, L.L.C.

Company Management (Unaudited) (concluded)

Company Officers (concluded)

Name, Age, Address(1) and Position(s) with the Company (2)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Bryan McKigney, 55 President, CEO, and Manager	One year term for President and CEO; since September 23, 2004. Indefinite term for Manager; since December 1, 2004;	Mr. McKigney is a Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc. He has been in the financial services industry since 1981 and has held various management positions at Canadian Imperial Bank of Commerce (1993 – 2003) and Chase Manhattan Bank N.A. (1981 – 1993).

*	“Interested Person” of the Company as defined in the Act. Mr. McKigney is an interested person due to his position as President and Chief Executive Officer of the Company and as a Senior Managing Director and the Chief Administrative Officer of Oppenheimer Asset Management Inc., which is a corporate parent of the managing member of the Adviser.

(1)	The address of each independent manager and officer is c/o Oppenheimer Asset Management, 85 Broad Street, New York, NY 10004.

(2)	Officers are not compensated by the Company.

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Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Mr. Lawrence Becker, and that Mr. Becker is “independent.” Mr. Becker was elected as a non-interested Director of the registrant and as Chairman of the Audit Committee at a meeting of the board of directors held on October 30, 2003.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $215,100 for 2013 and $211,400 for 2012.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $5,000 for 2013 and $9,400 for 2012. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual statements.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $105,000 for 2013 and $115,301 for 2012. Tax fees includes fees for tax compliance services and assisting management in the preparation of tax estimates.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee Charter provides that the Audit Committee shall pre-approve, to the extent required by applicable law, all audit and non–audit services that the registrant’s independent auditors provide to the registrant and (ii) all non-audit services that the registrant’s independent auditors provide to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant; provided that the Committee may implement policies and procedures by which such services are approved other than by the full Committee prior to their ratification by the Committee.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) Not Applicable

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0 percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $105,000 for 2013 and $115,301 for 2012.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Advantage Advisers Management, L.L.C.
Advantage Advisers Multi-Manager, L.L.C.
Advantage Advisers Private Equity Management, L.L.C.
Oppenheimer Catalyst Management, L.P.
Oppenheimer Alternative Investment Management, L.L.C.

Proxy Voting Policies and Procedures

INTRODUCTION

CHAPTER 1 BOARD OF DIRECTORS
Voting on Director Nominees In Uncontested Elections	6
Chairman & CEO are the same person	7
independence of directors	8
Stock owenership request	9
Charitable Contributions	10
Director and Officer Indemnification and Liability Protection	11
Vote Recommendation	12
Size of the Board	13
Voting on Director Nominees in Contested Elections	14
Term Of Office	15
Compensation Disclosure	16

CHAPTER 2 AUDITORS	17
Ratifying Auditors	18

CHAPTER 3 TENDER OFFER DEFENSES	19
Poison Pills	20
Greenmail	21
Supermajority Vote	22

CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING	23
Changing Corporate Name	24
Reincorporation	25

CHAPTER 5 PROXY CONTEST DEFENSES	26
Board Structure: Staggered vs. Annual Elections	27
Cumulative Voting	28
Shareholders’ Ability to Call Special Meeting	29
Shareholders’ Ability to Alter Size of the Board	30

CHAPTER 6 MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS	31
Confidential Voting	32
Shareholder Advisory Committees	33
Foreign Corporate Matters	34
Government Service List	35

CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES	36
Energy and Environmental issues (CERES Principles)	37
Northern Ireland (MacBride Principles)	38
Maquiladora Standards & International Operations and Policies	39
Equal Employment Opportunity & Discrimination	40
Animal Rights	41

CHAPTER 8 CAPITAL STRUCTURE	42
Common Stock Authorization	43
Blank Check Preferred Stock	44
Preemptive Rights	45
Stock Distribution: Splits and Dividends	46
Reverse Stock Splits	47
Adjustments to Par Value of Common Stock	48
Debt Restructuring	49

CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION	50
Director Compensation	51
Shareholder Proposal to Limit Executive and Director Pay	52
Employee Stock Ownership Plans (ESOPs)	53
Options Expensing	54
Golden Parachutes	55
Proposal to Ban Golden Parachutes	56
Outside Directors’ Retirement Compensation	57

CHAPTER 10 STATE OF INCORPORATION	58
Control Share Acquisition Statutes	59
Opt-Out of State Takeover Statutes	60
Corporate Restructuring, Spin-Offs, Asset Sales, Liquidations	61

CHAPTER 11 Conflict of Interest	62
Conflicts	63
Conflicts cont’d	64

Chapter 12 Corporate Governance Committee & Proxy Managers	65
Corporate Governance Committee	66
Proxy Managers	67

CHAPTER 13 Special Issues with Voting foreign proxies	68
special issues	69

Chapter 14 Record Keeping	70
record keeping	71

INTRODUCTION

Rule 206(4)-6 (the “Rule”) adopted under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Oppenheimer Catalyst Management, L.P. Oppenheimer Alternative Investment Management, L.L.C., (collectively, the “Advisers”) are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the “Accounts”). When an Adviser has investment discretion over an Account’s investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers’ Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the “Portfolio Managers”). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers’ proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

Voting on Director Nominees
in Uncontested Elections

These proposals seek shareholder votes for persons who have been nominated by a corporation’s board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:

a)	Company performance
b)	Composition of the board and key board committees
c)	Attendance at board meetings
d)	Corporate governance provisions and takeover activity

We may also consider:

a)	Board decisions concerning executive compensation
b)	Number of other board seats held by the nominee
c)	Interlocking directorships

Vote Recommendation

It is our policy to vote IN FAVOR of the candidates proposed by the board.

We will look carefully at each candidate’s background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

Chairman and CEO are the same person

Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

Independence of Directors

Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

Vote Recommendation

It is our policy to vote FOR proposals requesting that a majority of the Board be independent and that the audit, compensation and nominating committees of the board include only independent directors.

Stock Ownership Requirements

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

Vote Recommendation

(Shareholders Proposals)
Vote AGAINST proposals that require director stock ownership

Charitable Contributions

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm’s primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Vote Recommendation

(Shareholders Proposals)
Vote AGAINST proposals regarding charitable contribution.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

Director and Officer Indemnification
and Liability Protection

These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgments incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

Vote Recommendation

Vote AGAINST proposals that eliminate entirely director and officers’ liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: a) the director was found to have acted in good faith, and b) only if the director’s legal expenses would be covered.

The following factors should be considered:

1.	The present environment in which directors operate provides substantial risk of claims or suits against them in their individual capacities arising out of the discharge of their duties.

2.	Attracting and retaining the most qualified directors enhances shareholder value.

Size of the Board

Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation’s changing needs.

Vote Recommendation

Vote FOR the board’s recommendation to increase or decrease the size of the board.

The following factors should be considered:

1.	These proposals may aim at reducing or increasing the influence of certain groups of individuals.

2.	This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

Voting on Director Nominees in Contested Elections

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

1.	management’s track record
2.	background to the proxy contest
3.	qualifications of director nominees

Term of Office

This is a shareholder’s proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

Vote recommendation

Vote AGAINST shareholder proposals to limit the tenure of outside directors.

The following factors should be considered:

1.	An experienced director should not be disqualified because he or she has served a certain number of years.

2.	The nominating committee is in the best position to judge the directors’ terms in office due to their understanding of a corporation’s needs and a director’s abilities and experience.

3.	If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

Compensation Disclosure

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.

Vote Recommendation

(Shareholders Policy)
Vote AGAINST these proposals that require disclosure, unless we have reason to believe that mandated disclosures are insufficient to give an accurate and meaningful account of senior management compensation.

The following factors should be considered:

1.	Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

2.	Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

3.	The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

CHAPTER 2

AUDITORS

Ratifying Auditors

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

Vote Recommendation

Vote FOR proposal to ratify auditors.

The following factors should be considered:

1.	Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

2.	Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

3.	If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position, then in this case vote AGAINST ratification.

CHAPTER 3

TENDER OFFER DEFENSES

Poison Pills

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer’s equity in the target company, b) dilute the acquirer’s voting interests in the target company, or c) dilute the acquirer’s equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.

Vote Recommendation

Vote FOR shareholder proposals asking that a company submit its poison pill for shareholder ratification.

Vote on a CASE-BY-CASE basis regarding shareholder proposals to redeem a company’s poison pill.

Vote on a CASE-BY-CASE basis regarding management proposals to ratify a poison pill.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company’s name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt anti Greenmail or bylaw amendments or otherwise restrict a company’s ability to make Greenmail payments

Vote on a CASE-BY-CASE basis regarding anti-Greenmail proposals when they are bundled with other charter or bylaw amendments.

The following factors should be considered:

1.	While studies by the SEC and others show that Greenmail devalues the company’s stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

Supermajority Vote

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.

Vote Recommendations

Vote AGAINST management proposals to require a Supermajority shareholder vote to approve mergers and other significant business combinations.

Vote FOR shareholder proposals to lower Supermajority vote requirements for mergers and other significant business combinations.

The following factors should be considered:

1.	Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

2.	Supermajority vote may make action all but impossible.

3.	Supermajority requirements are counter to the principle of majority rule.

CHAPTER 4

MERGERS
AND
CORPORATE
RESTRUCTURING

Changing Corporate Name

This proposal seeks shareholder approval to change the corporation’s name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

Vote Recommendation

Vote FOR changing the corporate name.

The following factors should be considered:

1.	A name of a corporation symbolizes its substance.

2.	There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

3.	The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

Reincorporation

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company’s most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware’s state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.

Vote recommendation

Vote on a CASE-BY-CASE basis, carefully reviewing the new state’s laws and any significant changes the company makes in its charter and by-laws.

The following factors should be considered:

1.	The board is in the best position to determine the company’s need to incorporate.

2.	Reincorporation may have considerable implications for shareholders, affecting a company’s takeover defenses, its corporate structure or governance features.

3.	Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

CHAPTER 5

PROXY
CONTEST
DEFENSES

Board Structure: Staggered vs. Annual Elections

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class’s reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

Vote Recommendations

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

The following factors should be considered:

1.	The annual election of directors provides an extra check on management’s performance. A director who is doing a good job should not fear an annual review of his/her directorship.

Cumulative Voting

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called “one share, one vote” standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

Vote Recommendation

Vote AGAINST proposals that permit cumulative voting.

The following factors should be considered:

1.	Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

2.	Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

3.	Cumulative voting can allow a minority to have representation.

4.	Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders’ best interests.

Shareholders’ Ability to Call Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

Vote Recommendation

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholders’ Ability to Alter Size of the Board

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

Vote Recommendations

Vote FOR proposal which seek to fix the size of the board.

Vote AGAINST proposals which give management the ability to alter the size of the board without shareholder approval.

CHAPTER 6

MISCELLANEOUS
CORPORATE
GOVERNANCE
PROVISIONS

Confidential Voting

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

Vote Recommendations

Vote FOR shareholder proposals requesting that corporations adopt confidential voting.

Vote FOR management proposals to adopt confidential voting.

The following factors should be considered:

1.	Some shareholders elect to have the board not know how they voted on certain issues.

2.	Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

3.	Confidential voting is an important element of corporate democracy which should be available to the shareholder.

Shareholder Advisory Committees

These proposals request that the corporation establish a shareholder advisory committee to review the board’s performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

Vote Recommendation

Vote AGAINST proposals to establish a shareholder advisory committee.

The following factors should be considered:

1.	Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

2.	Adding another layer to the current corporate governance system would be expensive and unproductive.

Foreign Corporate Matters

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

Vote Recommendation

Vote FOR proposals that concern foreign companies incorporated outside of the United States.

The following factors should be considered:

1.	The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

2.	The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation’s shareholders.

Government Service List

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

Vote Recommendation

Vote AGAINST these proposals which a request a list of employees having been employed by the government.

The following factors should be considered:

1.	For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

2.	Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

3.	Additional disclosure would be an unreasonable invasion of such individual’s privacy.

CHAPTER 7

SOCIAL
AND
ENVIRONMENTAL
ISSUES

Energy and Environmental Issues
(CERES Principles)

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

Vote Recommendation

Vote AGAINST proposals requesting that companies sign the CERES Principles.

The following factors should be considered:

1.	We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

Northern Ireland
(MacBride Principles)

It is well documented that Northern Ireland’s Catholic community faces much higher unemployment figures than the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

Vote Recommendation

REFRAIN from voting on proposals that request companies to adopt the MacBride Principles.

The following factors should be considered:

1.	We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers’ status without regard to (i.e., we will not pass judgment upon) the non-economic considerations.

Maquiladora Standards and
International Operations and Policies

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

Vote Recommendation

ABSTAIN from providing a vote recommendation on proposals regarding the Maquiladora Standards and international operating policies.

The following factors should be considered:

1.	We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

2.	We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers’ securities without regard to (i.e., we will not pass judgment upon) the non-economic considerations.

Equal Employment Opportunity
And Discrimination

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

Vote Recommendation

REFRAIN from voting on any proposals regarding equal employment opportunities and discrimination.

The following factors should be considered:

1.	We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

Animal Rights

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

Vote Recommendation

REFRAIN from making vote recommendations on proposals regarding animal rights.

The following factors should be considered:

1.	Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

2.	We also feel that this issue is already subject to significant state and federal regulation.

CHAPTER 8

CAPITAL
STRUCTURE

Common Stock Authorization

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation’s best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation’s direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

Vote Recommendation

Vote Case-By-Case on proposals increase the number of shares of common stock authorized for issue.

Vote AGAINST proposed common share authorization that increase existing authorization by more then 100 percent unless a clear need for the excess shares is presented by the company.

The following factors should be considered:

1.	Is this company going to make frequent business acquisitions over a period of time?

2.	Is the company expanding its operations?

3.	Within the company, are there any debt structuring or prepackaged bankruptcy plans?

Blank Check Preferred Stock

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

Vote Recommendation

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights.

The following factors should be considered:

1.	Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

Preemptive Rights

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

Vote Recommendation

Vote AGAINST proposals seeking preemptive rights.

The following factors should be considered:

1.	The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

2.	Preemptive rights are not necessary for the shareholder in today’s corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

Stock Distributions: Splits and Dividends

Stock Splits

The corporation requests authorization for a stock split.

Vote recommendation

Vote FOR management proposal to authorize stock splits unless the split will result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

Reverse Stock Splits

Vote Recommendation

Vote FOR management proposal to authorize reverse stock split unless the reverse stock split results in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

Adjustments to Par Value of Common Stock

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

Vote Recommendation

Vote FOR management proposals to reduce the par value of common stock.

The following factors should be considered:

1.	State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

2.	A corporation may be unable to raise capital if the par value is overstated.

Debt Restructurings

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Vote Recommendation

It is our policy to vote CASE-BY-CASE on debt restructuring

The following factors should be considered:

1.	Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

2.	Change in Control - Will the transaction result in a change of control of the company?

3.	Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

CHAPTER 9

EXECUTIVE
AND
DIRECTOR
COMPENSATION

Director Compensation

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

Vote Recommendation

Vote on a CASE-BY-CASE basis for director compensation.

The following factors should be considered:

1.	As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

Shareholder Proposal to Limit Executive and Director Pay

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.

Vote Recommendation

Vote on a CASE-BY-CASE basis

The following factors should be considered:

1.	Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

Employee Stock Ownership Plans (ESOPs)

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

Vote Recommendation

Vote FOR proposals to adopt share-based compensation plans when the following items are involved:

1.	The exercise price for stock options is less than 85% of fair market value on the date of the grant.

2.	It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

3.	The shares for issue exceed 8% of the company’s outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

Vote AGAINST proposals adopting share based compensation plans when the following items are involved:

1.	Re-load options (new options issued for any exercised).

2.	The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

Options Expensing

Shareholder proposal to expense options.

Vote Recommendation

It is our policy to vote FOR proposals to expense options

Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee’s annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

Vote Recommendation

Vote FOR proposals which seek to limit additional compensation payments.

Vote FOR shareholder proposals to have golden parachutes submitted for shareholder ratification.

The following factors should be considered:

1.	The stability of management may be affected by an attempted acquisition of the corporation.

2.	There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

Proposal to Ban Golden Parachutes

Based on the foregoing information:

Vote Recommendation

We are FOR this proposal, which essentially bans golden parachutes, because we feel management’s compensation should be solely based on real-time contributions to the corporation while they are serving it. Deferred current compensation is viewed differently than future, contingent compensation for current services.

Outside Directors’ Retirement Compensation

We believe that directors should only be compensated while serving the company.

Vote Recommendations

Vote AGAINST proposals establishing outside directors’ retirement compensation. Vote FOR proposals that revoke outside directors’ retirement compensation

CHAPTER 10

STATE
OF
INCORPORATION

Control Share Acquisition Statutes

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

Vote Recommendation

Vote AGAINST proposals which request the board to seek shareholder approval before committing to an acquisition.

The following factors should be considered:

1.	These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

2.	Conforming to these requirements can be expensive.

3.	The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

4.	The threshold levels usually imposed by these proposals are much more stringent than required by law.

Opt-Out of State Takeover Statutes

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company’s stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.

Vote recommendation

Vote on a CASE-BY-CASE basis for these proposals.

The following factors should be considered:

1.	It is the directors’ responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

2.	Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

3.	These statutes strengthen the board’s ability to deal with potential buyers on fair and reasonable terms.

4.	Shareholders should have the final say on whether the company should be merged or acquired.

Corporate Restructuring, Spin-Offs Asset Sales, Liquidations

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a case by case basis.

CHAPTER 11

CONFLICTS
OF
INTEREST

Conflicts

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

1.	Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Oppenheimer & Co. Inc., an affiliate of the Advisers.

2.	A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

3.	An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is “material” to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

1.	Routine proxy proposals are presumed not to involve a material conflict of interest.

2.	Non-routine proxy proposals-Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest Alkeon proxy policy, attached hereto as Exhibit A, is applicable unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

Conflicts cont’d

3.	The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser’s conflict vis-à-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

a)	Obtain instructions from the client on how to vote.
b)	Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
c)	Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

CHAPTER 12

GOVERNANCE COMMITTEE
AND
PROXY MANAGERS

Governance Committee

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Managing Director, OAM Alternative Investments Group (2) Chief Compliance Officer and (3) Chief Legal Officer.

PROXY MANAGERS

The Proxy Manager for the Advisers is the director of OAM’s Hedge Fund Due Diligence Committee. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

CHAPTER 13

SPECIAL ISSUES WITH VOTING
FOREIGN PROXIES

Special Issues with Voting Foreign Proxies

Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

1.	Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

2.	In some foreign countries shares may be “blocked” by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser’s judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

3.	Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

4.	In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

CHAPTER 14

RECORD KEEPING

Record Keeping

The Advisers will maintain the following records:

1.	Copies of these policies

2.	A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

3.	A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

4.	A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

5.	A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A

Adviser	Client	Policy

Advantage Adviser Management L.L.C.	Advantage Advisers Global Growth, L.L.C. Alkeon Capital Management, L.L.C. (“Alkeon”) acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is applicable.
Advantage Adviser Multi-Manager, L.L.C.	Advantage Advisers Global Growth, Ltd. Alkeon acts as portfolio manager. Advantage Advisers Xanthus Fund, L.L.C. Alkeon acts as portfolio manager.	Alkeon proxy policy, attached hereto as Exhibit A, is application. Alkeon proxy policy, attached hereto as Exhibit A, is application.
Advantage Adviser Private Equity Management, L.L.C.	General Partner to Advantage Adviser Private Equity Partners, L.P. (“AAPEP”)	This policy is applicable.
Oppenheimer Alternative Investment Management, L.L.C.	Oppenheimer Capital Structures Opportunities Fund, L.P. Oppenheimer Private Equity Fund I, LP	This policy is applicable. This policy is applicable.
	Oppenheimer Private Equity Offshore Fund I, LP	This policy is applicable.

Oppenheimer Private Equity Co-Invest Fund I, LP

Oppenheimer Private Equity Co-Invest Offshore Fund I, LP

Oppenheimer Global Resource Private Equity Fund I, LP

Oppenheimer Global Resource Private Equity Offshore Fund I, LP

Oppenheimer Drilling Partners, L.P.

This policy is applicable. This policy is applicable. This policy is applicable. This policy is applicable. This policy is applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Mr. Panayotis (“Takis”) Sparaggis, the controlling person and Chief Investment Officer of Alkeon Capital Management, LLC, (“Alkeon”) has served since the Fund’s inception as the Fund's principal portfolio manager (the “Portfolio Manager”) and is the lead member of Alkeon’s Investment Team. Other members of the Investment Team assist Mr. Sparaggis in his role as the Fund’s Portfolio Manager.Mr. Sparaggis founded Alkeon in December 2001. From May 1995 until the founding of Alkeon , Mr. Sparaggis was employed by CIBC World Markets Corp or its predecessors.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The table below includes details about the type, number, and assets under management for the various types of accounts, and total assets in the accounts with respect to which the advisory fee is based on the performance of the accounts that Mr. Sparaggis managed as of December 31, 2013:

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Panayotis Sparaggis	Registered Investment Companies:	2	$1,417,474,852.00	1	$1,413,496,201.00
	Other Pooled Investment Vehicles:	10	$2,319,542,090.00	9	$2,305,447,682.00
	Other Accounts:	0	$ 0	0	$ 0

Potential Conflicts of Interests

Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day responsibilities with respect to one or more accounts. These potential conflicts include:

•	Allocation of Limited Time and Attention. Because the Portfolio Manager manages other accounts, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as if the Portfolio Manager were to devote substantially more attention to the management of fewer accounts.

•	Allocation of Investment Opportunities. If the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may need to be allocated among all or many of these accounts.

•	Pursuit of Differing Strategies. At times, the Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which he exercises investment responsibility, or may decide that certain of these accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transactions, or both, to the detriment of one or more of his accounts.

•	Performance Fees. The Portfolio Manager manages other accounts that are subject to a performance allocation or performance fee which in some cases may be greater than the fee payable by the Fund. This could create a conflict because the Portfolio Manager may benefit if a more attractive investment is allocated to an account that bears a greater performance allocation or fee.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Mr. Sparaggis' compensation consists of periodic advances and the income from the profits of Alkeon Capital Management, LLC derived by him as its sole principal. The level of Alkeon Capital Management's profitability in turn is dependent on the advisory fees and performance fees and allocations received from the Fund and other advisory clients.

(a)(4)	Disclosure of Securities Ownership

The table below sets forth beneficial ownership of shares of the registrant by the Portfolio Manager as of December 31, 2013.

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned

Panayotis Sparaggis	$ 0

(b)	Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Not applicable.

(12.other)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Advantage Advisers Xanthus Fund, L.L.C.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(principal executive officer)

Date	03/07/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bryan McKigney
Bryan McKigney, Principal Executive Officer
(principal executive officer)

Date	03/07/14

By (Signature and Title)*	/s/ Vineet Bhalla
Vineet Bhalla, Chief Financial Officer
(principal financial officer)

Date	03/07/14

*  Print the name and title of each signing officer under his or her signature.